UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2024

UNITED HOMES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

917 Chapin Road Chapin, South Carolina	29036
(Address of principal executive offices)	(Zip Code)
(844) 766-4663
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, par value $0.0001 per share	UHG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A Common Share for $11.50 per share	UHGWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On September 25, 2024, United Homes Group, Inc. (the “Company”) announced that on October 1, 2024, Michael P. Nieri will transition from Chief Executive Officer of the Company to Executive Chairman. Mr. Nieri will continue to serve as a member of the Company’s board of directors (the “Board”).

Appointment of Jamie Pirrello as Interim Chief Executive Officer

Concurrently with the effectiveness of Mr. Nieri’s transition to Executive Chairman, the Board appointed Jamie Pirrello, a current member of the Board and a consultant to the Company, as interim Chief Executive Officer of the Company. The Company indicated that the Board intends to undertake a search to identify the Company’s next permanent Chief Executive Officer and will consider internal and external candidates.

Mr. Pirrello, age 66, has over 30 years’ experience in the homebuilding industry, having served most recently as a Regional President for Century Communities, Inc. (NYSE: CCS) from 2018 through February 2023, overseeing their Southeast, Texas, and Florida regions. After leaving Century Communities, Mr. Pirrello has been the Managing Partner of Berkeley-Columbia Consulting Group, a consultancy firm focused on the homebuilding industry. Mr. Pirrello earned two MBAs, from Columbia University and the University of California at Berkeley, a Masters in Education from The George Washington University, and his undergraduate degree in accounting from Juniata College.

There are no arrangements or understandings between Mr. Pirrello and other persons pursuant to which he was selected as interim Chief Executive Officer. Mr. Pirrello has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Securities and Exchange Commission Regulation S-K.

The specific compensatory plans or arrangements for Messrs. Nieri and Pirrello have not been finally determined at this time and, therefore, currently are unavailable. The Company will file an amendment to this Current Report on Form 8-K containing such information within four business days after it is determined or becomes available.

Item 7.01. Regulation FD Disclosure.

On September 25, 2024, the Company issued a press release regarding the events described in Item 5.02 above.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated September 25, 2024 (furnished only)
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 25, 2024

United Homes Group, Inc.

By:	/s/ Keith Feldman
Name:	Keith Feldman
Title:	Chief Financial Officer